                          OVERLAND EXPRESS FUNDS, INC.

                             ASSET ALLOCATION FUND

                        SUPPLEMENT DATED JANUARY 2, 1996
                        TO PROSPECTUS DATED MAY 1, 1995,
                        AS PREVIOUSLY SUPPLEMENTED, AND
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1995

         Effective January 1, 1996, BZW Barclays Global Fund Advisors ("BGFA") replaced Wells Fargo Nikko Investment Advisors ("WFNIA") as sub-investment adviser to the Asset Allocation Fund (the "Fund") of Overland Express Funds, Inc. BGFA was created by the reorganization of WFNIA with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. ("WFITC"). Pursuant to a Sub-Advisory Contract with the Fund and subject to the overall supervision of Wells Fargo Bank, the Fund's investment adviser, BGFA is responsible for the day-to-day portfolio management of the Fund. BGFA will continue to employ substantially the same personnel and will continue to use the computer-based investment model developed and previously used by WFNIA to determine the recommended mix of assets in the Fund's portfolio. BGFA is entitled to receive from Wells Fargo an annual fee of $60,000 and monthly fees at the annual rate of 0.20% of the Fund's average daily net assets as compensation for its sub-advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, CA 94105. As of January 1, 1996, BGFA and its affiliates provide investment advisory services for over $220 billion of assets under management. As of January 1, 1996, Wells Fargo Bank provides investment advisory services for approximately $33 billion of assets.

         Effective January 1, 1996, WFITC, due to a change in control of its outstanding voting securities, became a wholly owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A., Inc.) and WFITC was renamed BZW Barclays Global Investors, N.A. ("BGI"). BGI currently acts as the Fund's custodian. BGFA is a subsidiary of BGI. BGI will not be entitled to receive compensation for its services to the Fund so long as BGFA is entitled to receive fees for providing investment advisory services to the Fund. The principal business address of BGI is 45 Fremont Street, San Francisco, California 94105.

         The Prospectus and Statement of Additional Information describing the Fund are hereby amended accordingly.

                                      LOGO

Telephone: (800) 552-9612

            Stephens Inc. -- Sponsor, Administrator and Distributor
 Wells Fargo Bank, N.A. -- Investment Adviser, Transfer and Dividend Disbursing
                                     Agent
        Wells Fargo Nikko Investment Advisors -- Sub-Investment Adviser
           Wells Fargo Institutional Trust Company, N.A. -- Custodian

     Overland Express Funds, Inc. (the "Company") is a professionally managed, open-end, series investment company. This Prospectus contains information about one of the funds in the Overland Express Family of Funds -- the ASSET ALLOCATION FUND (the "Fund").

     The Asset Allocation Fund seeks to earn over the long term a high level of total investment return (that is, income and capital appreciation combined), consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes -- common stocks in the Standard & Poor's Index of 500 Stocks (the "S&P Index"), U.S. Treasury bonds and money market instruments.

     This Prospectus describes two classes of shares of the Fund -- Class A Shares and Class D Shares.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information dated May 1, 1995, containing additional and more detailed information about the Fund (the "SAI"), has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and can be obtained by writing the Company at P.O. Box 63084, San Francisco, CA 94163, or by calling the Company at the telephone number printed above.

                            ------------------------

                INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
                      AND RETAIN IT FOR FUTURE REFERENCE.

                            ------------------------

       FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY
       THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION,
         THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.
            AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT
                 RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    WELLS FARGO BANK IS THE INVESTMENT ADVISER AND PROVIDES CERTAIN OTHER
       SERVICES TO THE FUND, FOR WHICH IT IS COMPENSATED. STEPHENS INC.
            ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO
              BANK, IS THE SPONSOR AND DISTRIBUTOR FOR THE FUND.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER
       REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED MAY 1, 1995

                               TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
Prospectus Summary..........................................................................  ii
Summary of Expenses.........................................................................   v
Financial Highlights........................................................................ vii
Investment Objective and Policies...........................................................   1
Additional Permitted Investment Activities..................................................   3
Advisory, Administration and Distribution Arrangements......................................   5
Determination of Net Asset Value............................................................   8
Purchase of Shares..........................................................................   9
Exchange Privileges.........................................................................  14
Redemption of Shares........................................................................  16
Distribution Plans..........................................................................  19
Servicing Plan..............................................................................  19
Dividends and Distributions.................................................................  19
Taxes.......................................................................................  20
Custodian and Transfer and Dividend Disbursing Agent........................................  21
Organization and Capital Stock..............................................................  21

                               PROSPECTUS SUMMARY

     The Company, as an open-end investment company, provides a convenient way for you to invest in portfolios of securities selected and supervised by professional management. The following provides information about the Fund and its investment objective.

Q.    WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The ASSET ALLOCATION FUND seeks to earn over the long term a high level of total investment return (that is, income and capital appreciation combined), consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes -- common stocks in the S&P Index, U.S. Treasury bonds and money market instruments. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective.

Q.    WHAT ARE PERMISSIBLE INVESTMENTS?

A. The Fund may invest in three asset classes: common stocks in the S&P Index, U.S. Treasury bonds with maturities generally between 20 and 30 years and high-quality money market instruments. The Fund seeks to maximize its long-term investment results by shifting its investments periodically among the various asset classes to attempt to achieve a return that is superior to an investment in any single asset class.

Q.    WHO IS THE INVESTMENT ADVISER?

A.    Wells Fargo Bank serves as the investment adviser of the Fund. Wells
      Fargo Bank is entitled to receive a monthly advisory fee at the annual rate of 0.70% of the average daily net assets of the Fund up to $500 million, and 0.60% of such assets in excess of $500 million. Wells Fargo Nikko Investment Advisors ("WFNIA") serves as the sub-investment adviser to the Fund and receives compensation for its services out of the fee paid to Wells Fargo Bank. See "Advisory, Administration and Distribution Arrangements."

Q.    WHO IS THE SPONSOR, ADMINISTRATOR AND DISTRIBUTOR?

A. Stephens serves as the sponsor, administrator and distributor for the Company. Stephens is entitled to receive a monthly administration fee at the annual rate of 0.10% of the average daily net assets of the Fund; decreasing to 0.05% of the average daily net assets of the Fund in excess of $200 million. See "Advisory, Administration and Distribution Arrangements."

Q.    HOW MAY I PURCHASE SHARES?

A.    Shares of the Fund may be purchased on any day the New York Stock
      Exchange (the "Exchange") is open for trading. There is a maximum sales load of 4.50% (4.71% of the net amount invested) for purchasing Class A Shares of the Fund. Class D Shares are subject to a maximum contingent deferred sales charge of 1.00% of the lesser of net asset value at purchase or net asset value at redemption. In most cases, the minimum initial purchase amount for the Fund is $1,000. The minimum initial purchase amount is $100 for purchases through the Systematic Purchase Plan and $250 for purchases through qualified retirement plans. The minimum subsequent purchase amount is $100 or more. You may purchase shares of the Fund through Stephens, Wells Fargo Bank, as transfer agent (the "Transfer Agent"), or any authorized broker/dealer or financial institution.

      Purchases of shares of the Fund may be made by wire directly to the Transfer Agent. The Fund may pay the Distributor a monthly fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares and a monthly fee at an annual rate of up to 0.75% of the Fund's average daily net assets attributable to Class D Shares to compensate the distributor for distribution-related services provided by it or to reimburse it for other distribution-related expenses. See "Purchase of Shares" and "Distribution Plans." The Fund also may pay servicing agents a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class D Shares to compensate them for certain services. See "Servicing Plan."

Q.    HOW WILL I RECEIVE DIVIDENDS?

A. Dividends on shares of the Fund are declared quarterly and paid quarterly. Dividends are automatically reinvested in additional shares of the same class of the Fund unless you elect to receive dividends by check. Any capital gains will be distributed annually and may be reinvested in Fund shares of the same class or paid by check at your election. All reinvestments of dividends and/or capital gain distributions in shares of the Fund are effected at the then current net asset value free of any sales load. In addition, you may elect to reinvest Fund dividends and/or capital gain distributions in shares of the same class of another fund in the Overland Express Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. The net investment income available for distribution to holders of the Fund's Class D Shares is reduced by the amount of servicing fees payable to servicing agents under the Servicing Plan (as defined below). See "Dividends and Distributions."

Q.    HOW MAY I REDEEM SHARES?

A. On any day the Exchange is open, shares may be redeemed upon request to Stephens or the Transfer Agent directly or through any authorized broker/dealer or financial institution. Shares may be redeemed by a request in good form in writing or through telephone direction. Proceeds are payable by check. Accounts of less than the applicable minimum initial purchase amount may be redeemed at the option of the Company. Except for any contingent deferred sales charge which may be applicable upon redemption of Class D Shares, the Company does not charge for redeeming your shares. However, the Company reserves the right to impose charges for wiring your redemption proceeds. See "Redemption of Shares."

Q.    WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE
      FUND?

A. An investment in the Fund is not insured against loss of principal. When the value of the securities that the Fund owns declines, so does the value of your Fund shares. Therefore, you should be prepared to accept some risk with the money you invest in the Fund. Because the Fund may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high portfolio turnover rates, which may, in turn, result in increased brokerage and transaction costs, and/or subject shareholders to increased short-term capital gains or losses. The portfolio debt securities of the Fund are subject to interest rate risk. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt securities in which the Fund invests and hence the value of your investment in the Fund. The values of such securities generally change inversely to changes in market interest rates. During those periods in which a high percentage of the Fund's portfolio is invested in long-term bonds, the Fund's exposure to interest rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than shorter term securities. The stock investments of the Fund are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Additionally, the Fund may lend its portfolio securities, which entails certain risks, although any such loans will be fully collateralized. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. You should be prepared to accept the risk that the Fund may under-perform (over the short- and/or long-term) one or more of the three classes of securities in which it invests.

                              SUMMARY OF EXPENSES

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                                  ASSET ALLOCATION
                                                                                        FUND
                                                                                 ------------------
                                                                                 CLASS A    CLASS D
                                                                                 SHARES     SHARES
                                                                                 -------    -------
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)....    4.50%      0.00%
Maximum Deferred Sales Load* (as a percentage of the lesser of net asset value at purchase or net asset value at redemption)
  Redemption during year 1.....................................................    0.00%      1.00%
  Redemption after year 1......................................................    0.00%      0.00%

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                 CLASS A    CLASS D
                                                                                 SHARES     SHARES
                                                                                 -------    -------
Management Fees................................................................    0.70%      0.70%
12b-1 Fees.....................................................................    0.25%      0.75%
Total Other Expenses(1):
  Servicing Fees...............................................................    0.00%      0.25%
  Other Expenses...............................................................    0.35%      0.35%
                                                                                 -------    -------
Total Fund Operating Expenses(1)**.............................................    1.30%      2.05%

---------------

(1) After any waivers or reimbursements

                                    EXAMPLES

                                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                           ------     -------     -------     --------
You would pay the following expenses on a $1,000
  investment in Class A Shares of the Fund, assuming (1)
  a 5% annual return and (2) redemption at the end of
  each time period indicated.............................   $ 58       $  84       $ 113       $  195
You would pay the following expenses on a $1,000
  investment in Class D Shares of the Fund, assuming (1)
  a 5% annual return and (2) redemption at the end of
  each time period indicated.............................   $ 31       $  64       $ 110       $  238
You would pay the following expenses on the same
  investment in Class D Shares of the Fund, assuming no
  redemption.............................................   $ 21       $  64       $ 110       $  238

------------

 * See "Contingent Deferred Sales Charge."

** As further described in the Prospectus under the caption "Advisory, Administration and Distribution Arrangements," Stephens and Wells Fargo Bank each has agreed to waive all or a portion of its respective fees in circumstances where Fund expenses that are subject to limitations imposed under state securities laws and regulations exceed such limitations. In addition, Stephens and Wells Fargo Bank each may elect, in its sole discretion, to otherwise waive its respective fees or reimburse expenses. Any such waivers or reimbursements with respect to the Fund will reduce the total expenses of the Fund.

   The percentages shown above with respect to Class A Shares under "Total Other Expenses" and "Total Fund Operating Expenses" reflect voluntary fee waivers and expense reimbursements for the most recent fiscal year. Absent such waivers and reimbursements, these percentages would have been 0.43% and 1.38%, respectively, for Class A Shares, and would have been 0.75% and 2.20%, respectively for Class D Shares. Long-term shareholders of the Fund could pay more in distribution related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). Of course, there can be no assurances that the foregoing voluntary fee waivers and expense reimbursements will continue.

                            ------------------------

     The purpose of the foregoing tables is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. There are no other sales loads, redemption fees or exchange fees charged by the Fund. However, the Company reserves the right to impose charges for wiring redemption proceeds. The Examples should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. See Prospectus sections captioned "Advisory, Administration and Distribution Arrangements," "Distribution Plans" and "Purchase of Shares" for more complete descriptions of the various costs and expenses applicable to the Fund.

                            ------------------------

     The S&P Index is an unmanaged index of stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

                              FINANCIAL HIGHLIGHTS

     The following information has been derived from the Financial Highlights in the Fund's 1994 annual financial statements. The financial statements are incorporated by reference into the SAI and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 17, 1995 also is incorporated by reference in the SAI. This information should be read in conjunction with the Fund's 1994 annual financial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus.

                             ASSET ALLOCATION FUND

                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN

                                                       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      PERIOD
                                                      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                                     DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                       1994       1993       1992       1991       1990       1989      1988*
                                                     --------   --------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period................. $ 11.90   $ 11.45    $ 11.95    $ 10.31    $ 10.39    $ 10.17    $ 10.00
Income From Investment Operations:
Net Investment Income................................    0.31      0.30       0.47       0.57       0.63       0.67       0.28
Net Realized and Unrealized Capital Gain/(Loss) on
  Investments........................................   (0.39)     1.12       0.36       1.51       0.10       0.33       0.18
                                                     ========   ========   ========   ========   ========   ========   ========
Total From Investment Operations.....................   (0.08)     1.42       0.83       2.08       0.73       1.00       0.46
Less Distributions:
Dividends From Net Investment Income.................   (0.31)    (0.30)     (0.63)     (0.44)     (0.61)     (0.63)     (0.27)
Distributions From Net Realized Capital Gain.........   (0.84)    (0.67)     (0.70)      0.00      (0.20)     (0.15)     (0.02)
                                                     --------   --------   --------   --------   --------   --------   --------
Total From Distributions.............................   (1.15)    (0.97)     (1.33)     (0.44)     (0.81)     (0.78)     (0.29)
Net Asset Value, End of Period....................... $ 10.67   $ 11.90    $ 11.45    $ 11.95    $ 10.31    $ 10.39    $ 10.17
                                                     ========   ========   ========   ========   ========   ========   ========
Total Return (not annualized)+.......................   (0.68)%    12.54%     7.44%     20.69%      7.08%     10.23%      4.60%
Ratios/Supplemental Data:
Net Assets, End of Period (000)...................... $40,308   $53,124    $41,165    $38,663    $27,689    $23,814    $13,220
Number of Shares Outstanding, End of Period (000)....   3,779     4,465      3,596      3,235      2,686      2,293      1,300
Ratios to Average Net Assets (annualized):
Ratio of Expenses to Average Net Assets(1)...........    1.30%     1.36%      1.25%      1.38%      1.59%      1.76%      1.76%
Ratio of Net Investment Income to Average Net
  Assets(2)..........................................    2.41%     2.64%      4.08%      5.23%      6.01%      6.44%      4.69%
Portfolio Turnover...................................      50%       53%        38%        18%        94%        62%       200%
------------
(1) Ratio of Expenses to Average Net Assets Prior to
    Waived Fees and Reimbursed Expenses..............    1.38%     1.47%      1.71%      1.56%      1.74%      2.37%      3.02%
(2) Ratio of Net Investment Income to Average Net
    Assets Prior to Waived Fees and Reimbursed
    Expenses.........................................    2.33%     2.53%      3.62%      5.05%      5.86%       N/A        N/A

 *  The Fund commenced operations on April 7, 1988.

 +  Total returns do not include any sales charges.

                             ASSET ALLOCATION FUND

                    FOR A CLASS D SHARE OUTSTANDING AS SHOWN

                                                                                                     YEAR        PERIOD
                                                                                                    ENDED        ENDED
                                                                                                   DEC. 31,     DEC. 31,
                                                                                                     1994        1993*
                                                                                                   --------     --------
Net Asset Value, Beginning of Period...............................................................  $14.75      $15.00
Income from Investment Operations:
Net Investment Income..............................................................................    0.25        0.07
Net Realized and Unrealized Capital Gain/(Loss) on Investments.....................................   (0.45)       0.61
                                                                                                   ========     =======
Total from Investment Operations...................................................................   (0.20)       0.68
Less Distributions:
Dividends from Net Investment Income...............................................................   (0.25)      (0.10)
Distributions from Net Realized Capital Gain.......................................................   (1.04)      (0.83)
                                                                                                   --------     --------
Total Distributions................................................................................   (1.29)      (0.93)
Net Asset Value End of Period......................................................................  $13.26      $14.75
                                                                                                   ========     =======
Total Return (not annualized)+.....................................................................   (1.38)%      4.56%
Ratios/Supplemental Data:
Net Assets, End of Period (000)....................................................................  $9,798      $8,996
Number of Shares Outstanding, End of Period (000)..................................................     739         610
Ratios to Average Net Assets (annualized):
Ratio of Expenses to Average Net Assets(1).........................................................    2.01%       0.96%
Ratio of Net Investment Income to Average Net Assets(2)............................................    1.75%       0.53%
Portfolio Turnover.................................................................................      50%         53%
------------
(1) Ratio of expenses to average net assets prior to waived fees and reimbursed expenses...........    2.20%       1.12%
(2) Ratio of net investment income to average net assets prior to waived fees and reimbursed
    expenses.......................................................................................    1.56%       0.37%

*  This Class commenced operations on July 1, 1993.

+  Total returns do not include the 1% contingent deferred sales charge.

                       INVESTMENT OBJECTIVE AND POLICIES

     INVESTMENT OBJECTIVE. The Asset Allocation Fund seeks to earn over the long term a high level of total investment return (that is, income and capital appreciation combined), consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes -- common stocks in the S&P Index, U.S. Treasury bonds and money market instruments. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective.

     The asset allocation strategy is based upon the premise that, from time to time, certain asset classes are more attractive long-term investments than others and, accordingly, that timely shifts among common stocks, U.S. Treasury bonds with maturities of 20 to 30 years and money market instruments, as determined by their relative over-valuation or under-valuation, can produce superior investment returns.

     Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, WFNIA, as sub-investment adviser to the Fund, uses a proprietary investment model to make recommendations regarding the investment and periodic readjustment of the Fund's assets in accordance with the investment objective, policies and restrictions set forth herein and in the Fund's SAI. The investment model has been developed over the past 17 years, and investments totalling approximately $14 billion were being managed by WFNIA and its divisions and affiliates using this investment model as of December 31, 1994. The investment model analyzes extensive financial data from numerous sources, and, based on such data, recommends percentage allocations among common stocks, U.S. Treasury bonds and money-market instruments.

     The principal financial data used by WFNIA in connection with the investment model currently are: (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services that survey over 1,000 Wall Street analysts; (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by Standard & Poor's Corporation ("S&P") or on long-term U.S. Treasury bonds; (iii) the present yield on money market instruments; (iv) the historical standard statistical deviation in investment return for each class of assets; and (v) the historical standard statistical correlation of investment return among the various asset classes.

     Stocks. Common stocks purchased by the Fund generally will not be individually selected. Rather, the goal will be to achieve a representative holding of publicly traded common stocks by investing, to the extent permissible under applicable law, in the stocks of the S&P Index on a capitalization weighted basis (the same basis used by the S&P Index). If, and to the extent that the common stock of Wells Fargo & Company, an affiliate of Wells Fargo Bank, is contained in the S&P Index, the Fund is permitted to invest in such securities with the stock portion of its portfolio. The S&P Index is an unmanaged index of common stocks widely used as a measure of stock market price movements. If a particular industry grows to represent more than 25% of the S&P Index, the Fund may, consistent with its concentration policy (as set forth in the SAI), continue to invest in all industry components of this index. When the total of the Fund's assets allocated to stocks is less than the amount needed for a full investment in round (100-share) lots, the Fund will either utilize odd (less than 100-share) lots, which may increase transaction costs, or will not purchase some stocks, with relatively low capitalizations, that make up the S&P Index, or both. These factors will likely result in the performance of the Fund's common stocks deviating from the performance of the stocks composing the full S&P Index.

     Bonds. The Fund purchases U.S. Treasury bonds with maturities generally ranging from 20 to 30 years. This form of debt instrument has been selected because of the high quality of, and the relatively low cost of buying and selling, U.S. Treasury bonds. The value of the bonds in which the Fund invests varies inversely with changes in market interest rates. In general, the variations in market value associated with bonds with remaining average maturities of 20 to 30 years can be expected to be greater than variations in the value of shorter term U.S. Treasury bonds, notes and bills.

     Money Market Instruments. The money market instrument portion of the Fund's portfolio will generally be invested in the following money market instruments that have remaining maturities not exceeding one year: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" or "A-1 +" by S&P; (iv) certain repurchase agreements; and (v) high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes. The Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the United States. The value of the money market instruments in which the Fund may invest varies inversely with changes in market interest rates.

     How the Allocation Computer Model is Used by WFNIA. WFNIA compares the Fund's portfolio investments to the investment model's recommended asset allocation on a daily basis. The investment model recommends allocations among each asset class in 10% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by WFNIA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two to three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the investment model. Notwithstanding any recommendation of the investment model to the contrary, the Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     WFNIA, as sub-investment adviser, intends generally to allocate investments among the asset classes of the Fund in accordance with its trading policies used in connection with implementing the investment model's recommendations. WFNIA will, however, independently evaluate each recommended allocation and may under certain circumstances vary the allocation from that recommended by the model. For example, WFNIA may determine not to follow the model if to do so would result in the Fund's ceasing to be qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), if WFNIA believes that the Fund would incur unreasonable transaction costs in reallocating among asset classes in a highly erratic market environment, or if necessary to satisfy liquidity requirements.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

FLOATING- AND VARIABLE-RATE INSTRUMENTS

     Certain of the debt instruments that the Fund may purchase bear interest at rates that are not fixed, but vary with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in floating- and variable-rate obligations purchased from banks. Wells Fargo Bank, as investment adviser, monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events occurring between the date the Fund elects to demand payment and the date payment is due may affect the ability of the issuer of the instrument to make payment when due, and unless such demand instrument permits same-day settlement, may affect the Fund's right to obtain payment at par. Demand instruments whose demand features cannot be exercised within seven days may be treated as liquid, provided that an active secondary market exists.

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high grade debt instruments equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral in U.S. Government securities or other high grade debt obligations and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, its investment adviser, or its distributor.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to U.S. Government obligations and other securities that are permissible investments for the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than one year. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with registered broker/dealers and commercial banks that meet guidelines established by the Board of Directors and are not affiliated with the investment adviser. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

INVESTMENT IN FOREIGN SECURITIES

     The Fund may invest in securities of foreign governmental and private issuers that are denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.
                            ------------------------

     The Fund's investment objective, as set forth in the first paragraph of the section describing the Fund's objective and policies, is fundamental; that is, the investment objective may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Board of Directors determines, however, that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then current prospectus.

     In addition, as matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such borrowing exists); (ii) make loans of portfolio securities; (iii) invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, restricted securities and illiquid securities; and (iv) invest up to 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

                          ADVISORY, ADMINISTRATION AND
                           DISTRIBUTION ARRANGEMENTS

     The Board of Directors, in addition to supervising the actions of the investment adviser, administrator and distributor, as set forth below, decides upon matters of general policy.

INVESTMENT ADVISER

     Pursuant to an Amended Advisory Contract, the Fund is advised by Wells Fargo Bank, 420 Montgomery Street, San Francisco, California 94163, a wholly owned subsidiary of Wells Fargo & Company. Wells Fargo Bank, one of the ten largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1994, various divisions and affiliates of Wells Fargo Bank (including WFNIA) provided investment advisory services for approximately $200 billion of assets of individuals, trusts, estates and institutions. As of December 31, 1994, WFNIA managed or advised over $158 billion in assets. Wells Fargo Bank is the investment adviser to the other separately managed series of the Company (other than those structured as "feeder funds"), and to seven other registered open-end management investment companies, each of which consists of several separately managed investment portfolios.

     The Amended Advisory Contract provides that Wells Fargo Bank shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Amended Advisory Contract, Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Fund.

     Wells Fargo Bank, pursuant to a Sub-Advisory Contract between the Fund, Wells Fargo Bank and WFNIA, has engaged WFNIA to provide sub-investment advisory services to the Fund. WFNIA is located at 45 Fremont Street, San Francisco, California 94105. WFNIA is a general partnership owned 50% by a wholly owned subsidiary of Wells Fargo Bank and 50% by a subsidiary of The Nikko Securities Co., Ltd. In mid-April 1995, it was announced that Wells Fargo Bank and The Nikko Securities Co., Ltd. had begun considering a variety of potential transactions which could result in a change of ownership or control of WFNIA. It is not possible at the date of this Prospectus to predict whether any such transaction will occur or if it does, what structure it would take.

     Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably. From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

     For its services under the Amended Advisory Contract, Wells Fargo Bank is entitled to monthly advisory fees at the annual rate of 0.70% of the average daily net assets of the Fund up to $500 million and 0.60% of average daily net assets in excess of $500 million. From time to time Wells Fargo Bank may waive such fees in whole or in part. Any such waiver would reduce expenses of the Fund and, accordingly, have a favorable impact on the yield or return of the Fund. Out of its fees received from the Fund pursuant to the Amended Advisory Contract, Wells Fargo Bank pays WFNIA for its sub-advisory services an annual fee equal to $60,000 plus a monthly fee at the annual rate of 0.20% of the average daily net assets of the Fund.

     For the year ended December 31, 1994, Wells Fargo Bank was paid 0.70% of the average daily net assets of the Fund for its services as investment adviser.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     Stephens, 111 Center Street, Little Rock, Arkansas 72201, has entered into an agreement with the Fund under which Stephens acts as administrator for the Fund. For these administrative services, Stephens is entitled to receive from the Fund a monthly fee at the annual rate of 0.10% of its average daily net assets; decreasing to 0.05% of the average daily net assets of the Fund in excess of $200 million. From time to time Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses of the Fund and, accordingly, have a favorable impact on the yield or return of the Fund.

     The Administration Agreement between Stephens and the Fund states that Stephens shall provide as administrative services, among other things, general supervision: (i) of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent auditors and legal counsel, (ii) in connection with regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Stephens also furnishes office space and certain facilities required for conducting the business of the Fund and pays the compensation of the Company's directors, officers and employees who are affiliated with Stephens.

     Stephens, as the principal underwriter of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"), has also entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility for distributing Class A Shares and Class D Shares of the Fund. Stephens bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of Class A Shares and Class D Shares, subject to the terms of the distribution plans described below.

     Under the Distribution Agreement, Stephens is entitled to receive from the Fund a monthly fee at an annual rate of up to 0.25% of the average daily net assets of the Class A Shares of the Fund and a monthly fee at an annual rate of up to 0.75% of the average daily net assets of the Class D Shares of the Fund. The actual fee payable to Stephens is determined, within such limits, from time to time by mutual agreement between the Company and Stephens, and may not exceed the maximum amount payable under the Rules of Fair Practice of the NASD. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive from Stephens compensation for sales support services. Such compensation may include, but is not limited to, commissions or other payments based on the average daily net assets of Fund shares attributable to such agents. The principal sales support service provided to the Fund are services provided by selling agents in exchange for commissions and other payments to selling agents. Stephens may retain any portion of the total distribution fee payable under the Distribution Agreement to compensate it for distribution-related services provided by Stephens or to reimburse it for other distribution-related expenses. Since the Distribution Agreement provides for fees that are used by Stephens to pay for distribution services, a plan of distribution for each class of shares (individually a "Plan", collectively the "Plans") and the Distribution Agreement are approved and reviewed in accordance with Rule 12b-1 under the Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expense of distributing its shares.

     Stephens is a full service broker/dealer and investment advisory firm. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

SERVICING AGENTS

     The Fund may enter into servicing agreements with one or more servicing agents on behalf of Class D Shares of the Fund. Under such agreements, servicing agents provide shareholder liaison services, which may include responding to customer inquiries and providing information on shareholder investments, and provide such other related services as the Fund or a Class D Shareholder may reasonably request. For these services, a servicing agent receives a fee which will not exceed, on an annualized basis for the Fund's then current fiscal year, 0.25% of the average daily net assets of the Class D Shares of the Fund represented by Class D Shares owned by investors with whom the servicing agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the servicing agent under applicable laws, regulations or rules, whichever is less.

                            ------------------------

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for the Fund is determined by Wells Fargo Bank on each day that the Exchange is open for trading. The net asset value of a share of a class of a Fund is the value of total net assets attributable to each class divided by the number of outstanding shares of that class. The value of net assets per class is determined daily by adjusting the net assets per class at the beginning of the day by the value of each class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each class by attributing to each class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each class as appropriate. The net asset value of each class is expected to fluctuate daily.

     The value of assets of the Fund (other than debt obligations maturing in 60 days or less) is determined as of the close of regular trading on the Exchange (referred to hereafter as the "close of the Exchange"), which is currently 4:00 p.m. New York time. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Board of Directors. Prices used for such valuations may be provided by independent pricing services.

PERFORMANCE DATA

     From time to time, the Company may advertise various total return information with respect to a class of shares of the Fund. Total return of a class of shares is based on the historical earnings and performance of such class of shares and should not be considered representative of future performance.

     The total return of a class of shares of the Fund is calculated by subtracting (i) the public offering price of the class of shares (which includes the maximum sales charge for the class of shares) of one share of the class of shares at the beginning of the period, from (ii) the net asset value of all shares of the class of shares an investor would own at the end of the period for the share held at the beginning of the period (assuming reinvestment of all dividends and capital gain distributions), and dividing by (iii) the public offering price per share of the class of shares at the beginning of the period. The resulting percentage indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and capital gain distributions and changes in share price during the period for the class of shares. The Fund may also, at times, calculate total return of a class of shares based on net asset value per share of a class of shares (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor in the class of shares, provided that total return data derived pursuant to the calculation described above are also presented.

     Because of differences in the fees and/or expenses borne by Class D Shares of the Fund, the total return on such shares can be expected, at any given time, to differ from the total return on Class A Shares. Performance information will be computed separately for Class A Shares and Class D Shares.

     Additional Information about the performance of the Fund is contained in the Annual Report for the Fund. The Annual Report may be obtained free of charge by calling the Company at 800-552-9612.

                               PURCHASE OF SHARES

     Shares of the Fund may be purchased on any day the Exchange is open for trading through Stephens, the Transfer Agent, or any authorized broker/dealers or financial institutions with which Stephens has entered into agreements. Such broker/dealers or financial institutions are responsible for the prompt transmission of purchase, exchange or redemption orders, and may independently establish and charge additional fees to their clients for such services, other than services related to purchase orders, which would reduce the clients' overall yield or return. The Exchange is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each, a "Holiday"). When any Holiday falls on a Saturday, the Exchange usually is closed the preceding Friday, and when any Holiday falls on a Sunday, the Exchange is closed the following Monday.

     In most cases, the minimum initial purchase amount for the Fund is $1,000. The minimum initial purchase amount is $100 for purchases through the Systematic Purchase Plan and $250 for purchases through a retirement plan qualified under the Code. The minimum subsequent purchase amount is $100. The minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. The Company reserves the right to reject any purchase order. All funds, net of sales loads, will be invested in full and fractional shares. Checks will be accepted for the purchase of the Fund's shares subject to collection at full face value in U.S. dollars. Inquiries may be directed to the Company at the address or telephone number on the front cover of the Prospectus.

     Shares of the Fund are offered continuously at the applicable offering price (including any sales load) next determined after a purchase order is received. Payment for shares purchased through a broker/dealer will not be due from the broker/dealer until the settlement date, currently five business days after the order is placed. Effective June 7, 1995, settlement date normally will be three business days after the order is placed. It is the broker/dealer's responsibility to forward payment for shares being purchased to the Fund promptly. Payment for orders placed directly through the Transfer Agent must accompany the order.

                            ------------------------

     When payment for shares of the Fund through the Transfer Agent is by a check that is drawn on any domestic bank, federal funds normally become available to the Fund on the business day after the day the check is deposited. Checks drawn on a non-member bank or a foreign bank may take substantially longer to be converted into federal funds and, accordingly, may delay the execution of an order.

     When shares of the Fund are purchased through a broker/dealer or financial institution, Stephens reallows that portion of the sales load designated below as the Dealer Allowance. Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. If all sales charges are paid or reallowed to a broker/dealer or financial institution, it may be deemed an "underwriter" under the Securities Act of 1933. When shares are purchased directly through the Transfer Agent and no broker/dealer or financial institution is involved with the purchase, the entire sales load is paid to Stephens.

     Sales loads relating to the purchase of Class A Shares in the Fund are as follows:

                                                                                            DEALER
                           CLASS A SHARES                    SALES LOAD     SALES LOAD     ALLOWANCE
                           --------------                      AS % OF        AS % OF        AS % OF
    AMOUNT OF                                                 OFFERING      NET AMOUNT     OFFERING
    PURCHASE                                                   PRICE         INVESTED        PRICE
    ---------                                                ----------     ----------     ---------
Less than $100,000.........................................     4.50%          4.71%          4.05%
$100,000 up to $199,999....................................     4.00           4.17           3.60
$200,000 up to $399,999....................................     3.50           3.63           3.15
$400,000 up to $599,999....................................     2.50           2.56           2.25
$600,000 up to $799,999....................................     2.00           2.04           1.80
$800,000 up to $999,999....................................     1.00           1.01           0.90
$1,000,000 up to $2,499,999................................     0.60           0.60           0.50
$2,500,000 up to $4,999,999................................     0.40           0.40           0.40
$5,000,000 up to $8,999,999................................     0.25           0.25           0.25
$9,000,000 and over........................................     0.00           0.00           0.00

     Class D Shares are not subject to a front-end sales load. However, Class D Shares which are redeemed within one year from the receipt of a purchase order will be subject to a contingent deferred sales charge equal to 1.00% of the dollar amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of such shares at the time of redemption.

     A selling agent or servicing agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A Shares as compared with Class D Shares.

REDUCED SALES CHARGE -- CLASS A SHARES

     The above Volume Discounts are also available to you based on the combined dollar amount being invested in Class A Shares of the Fund or of Class A Shares of other portfolios of the Company which assess a sales load (the "Load Funds"). Because Class D Shares are not subject to a front-end sales charge, the amount of Class D Shares you hold is not considered in determining any volume discount.

     The Right of Accumulation allows you to combine the amount being invested in Class A Shares in the Fund with the total net asset value of Class A Shares in any of the Load Funds to determine reduced sales loads in accordance with the above sales load schedule. For example, if you own Class A Shares of the Load Funds with an aggregate net asset value of $90,000 and invest an additional $20,000 in Class A Shares of the Fund, the sales load on the entire additional amount would be 4.00% of the offering price. To obtain such discount, you must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales load, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time with respect to all Class A Shares purchased thereafter.

     A Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period at reduced sales loads based on the total amount intended to be purchased plus the total net asset value of Class A Shares in any of the Load Funds already owned. Each investment made during the period receives the reduced sales load applicable to the total amount of the intended investment. If such amount is not invested within the period, you must pay the difference between the sales loads applicable to the purchases made and the charges previously paid.

     You may Reinvest proceeds from a redemption of Class A Shares of the Fund in Class A Shares of the Fund or in Class A Shares of another of the Company's investment portfolios that offers Class A Shares at net asset value, without a sales load, within 120 days after such redemption. However, if the other investment portfolio charges a sales load that is higher than the sales load that you have paid in connection with the Class A Shares you have redeemed, you pay the difference. In addition, the Class A Shares of the investment portfolio to be acquired must be registered for sale in the shareholder's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of the Class A Shares must be received by the Fund or the Transfer Agent within 120 days after the effective date of the redemption.

     If you realized a gain on your redemption, the reinvestment will not alter the amount of any federal capital gains tax payable on the gain. If you realized a loss on your redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of Class A Shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the Class A Shares acquired upon the reinvestment.

     Reductions in front-end sales loads apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

     Reductions in front-end sales loads also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales load, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent of more of its outstanding voting securities;
(iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

     Class A Shares of the Fund may be purchased at a purchase price equal to the net asset value of such shares, without a sales load, by directors, officers and employees (and their spouses and children under the age of 21) of the Company, Stephens, its affiliates and other broker-dealers that have entered into agreements with Stephens to sell such shares. Class A Shares of the Fund also may be purchased at a purchase price equal to the net asset value of such shares, without a sales load, by present and retired directors, officers and employees (and their spouses and children under the age of 21) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Such shares also may be purchased at such price by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account (other than an individual retirement account) that is maintained, managed or advised by Wells Fargo Bank or Stephens or their affiliates. Class A Shares also may be purchased at net asset value by pension, profit sharing or other employee benefit plans established under Section 401 of the Code.

     Class A Shares of the Fund may be purchased at a purchase price equal to the net asset value of such shares, without a sales load, by the following types of investors that place trades through an omnibus account maintained at the Fund by a discount broker/dealer: trust companies; investment advisers and financial planners on behalf of their clients; retirement and deferred compensation plans and the trusts used to fund these plans.

     By investing in the Fund, you appoint the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions." Although most shareholders elect not to receive stock certificates, certificates for full shares of the Fund can be obtained on request. It is more complicated to redeem shares held in certificated form, and the expedited redemption described below is not available with respect to certificated shares.

CONTINGENT DEFERRED SALES CHARGE -- CLASS D SHARES

     Class D Shares which are redeemed within one year of the receipt of a purchase order affecting such shares will be subject to a contingent deferred sales charge equal to 1.00% of an amount equal to the lesser of the net asset value at the time of purchase for the Class D Shares being redeemed or the net asset value of such shares at the time of redemption. Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition a charge will not be assessed on Class D Shares purchased through reinvestment of dividends or capital gains distributions. In determining whether a contingent deferred sales charge is applicable to a redemption, Class D Shares are considered redeemed on a first-in, first-out basis so that Class D Shares held for a longer period of time are considered redeemed prior to more recently acquired shares.

     The contingent deferred sales charge is waived on redemptions of Class D Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 70 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate net asset value of the shareholder's account is less than the minimum account size, or
(iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or by any other reorganization transaction.

     Investors who are entitled to purchase Class A Shares of the Fund at net asset value without a sales load should not purchase Class D Shares. Other investors including those who are entitled to purchase Class A Shares of the Fund at a reduced sales load, should compare the fees assessed on Class A Shares against those assessed on Class D Shares (including potential deferred sales charges and higher Rule 12b-1 fees) in light of the amount to be invested and the anticipated time that the shares will be owned.

     Shares of the Fund may be purchased by any of the methods described below.

INITIAL PURCHASES OF SHARES OF THE FUND BY WIRE

     1. Telephone toll free (800) 572-7797. Give the name of the Fund in which the investment is to be made, the class of shares to be purchased, and the name(s) in which the shares are to be registered, address, social security or tax identification number (where applicable) of the person or entity in whose name(s) the shares are to be registered, dividend payment election, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. An account number will be assigned.

     2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

        Wells Fargo Bank, N.A.
        San Francisco, California
        Bank Routing Number: 121000248
        Wire Purchase Account Number: 4068-000462
        Attention: Overland Express Asset Allocation Fund (designate Class A or
        D)
        Account Name(s): (name(s) in which to be registered)
        Account Number: (as assigned by telephone)

     3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

        Wells Fargo Bank, N.A.
        Overland Express Shareholder Services
        P.O. Box 63084
        San Francisco, California 94163
        Telefacsimile: 1-415-781-4082

     4. Share purchases are effected at the public offering price, or, in the case of Class D Shares, at the net asset value, next determined after the Account Application is received and accepted.

INITIAL PURCHASES OF SHARES OF THE FUND BY MAIL

     1. Complete an Account Application. Indicate the services to be used.

     2. Mail the Account Application and a check for $1,000 or more, payable to "Overland Express Asset Allocation Fund (designate Class A or D)" at its mailing address set forth above.

ADDITIONAL PURCHASES

     Additional purchases of $100 or more may be made by instructing the Fund's Transfer Agent to debit an approved account designated in the Account Application, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Overland Express Asset Allocation Fund (designate Class A or D)" to the above address. Write the Fund account number on the check and include the detachable stub from a Statement of Account or a letter providing the account number.

SYSTEMATIC PURCHASE PLAN

     The Company's Systematic Purchase Plan provides you with a convenient way to establish or add to your existing accounts on a monthly basis. If you elect to participate in this plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from a designated bank account (provided your bank is a participant in the automated clearing house system). The Transfer Agent withdraws and uses this amount to purchase shares of the designated Fund on or about the fifth business day of each month. There are no additional fees charged for participating in this plan.

     You may change the investment amount, suspend purchases or terminate the election at any time by providing written notice to the Transfer Agent at least five business days prior to any scheduled transaction. An election will be terminated automatically if the designated bank account balance is insufficient to make a scheduled withdrawal, or if either the designated bank account or your account is closed.

PURCHASES THROUGH AUTHORIZED BROKER/DEALERS AND FINANCIAL INSTITUTIONS

     Purchase orders for shares in the Fund placed through authorized broker/dealers and financial institutions by the close of the Exchange on any day that the Fund's shares are offered for sale, including orders for which payment is to be made from free cash credit balances in securities accounts held by a dealer, will be effective on the same day the order is placed if received by the Transfer Agent before the close of business. Purchase orders that are received by a dealer or financial institution after the close of the Exchange or by the Transfer Agent after the close of business generally will be effective on the next day that shares are offered. The broker/dealer or financial institution is responsible for the prompt transmission of purchase orders to the Transfer Agent. Payment for Fund shares is not due until settlement date. Broker/dealers and financial institutions may benefit from temporary use of payments to the Fund during this time. A broker/dealer or financial institution that is involved in a purchase transaction may charge separate account, service or transaction fees. Financial institutions may be required to register as dealers pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

                              EXCHANGE PRIVILEGES

     You may exchange Class A Shares of the Fund for shares of the same class of the Company's other investment portfolios or for shares of the California Tax-Free Money Market Fund, the Money Market Fund or the U.S. Treasury Money Market Fund in an identically registered account at respective net asset values, provided that, if the other investment portfolio charges a sales load on the purchase of the class of shares being exchanged that is higher than the sales load that you have paid in connection with the shares you are exchanging, you pay the difference. Class D Shares of the Fund may be exchanged for Class D Shares of one of the Company's other investment portfolios that offer Class D Shares or for Class A Shares of the Money Market Fund in an identically registered account at respective net asset values. You are not charged a contingent deferred sales charge on exchanges of Class D Shares for shares of the same class of another of the Company's investment portfolios or for Class A Shares of the Money Market Fund. If you exchange Class D Shares for shares of the same class of another investment portfolio, or for Class A Shares of the Money Market Fund, the remaining period of time (if any) that the contingent deferred sales charge is in effect will be computed from the time of the initial purchase of the previously held shares. Accordingly, if you exchange Class D Shares for Class A Shares of the Money Market Fund, and redeem the shares of the Money Market Fund within one year of the receipt of the purchase order for the exchanged Class D Shares, you will have to pay a deferred sales charge equal to the contingent deferred sales charge applicable to the previously exchanged Class D Shares. If you exchange Class D Shares of an investment portfolio for Class A Shares of the Money Market Fund you may subsequently re-exchange the acquired shares only for Class D Shares. If you re-exchange the Class A Shares of the Money Market Fund for Class D Shares, the remaining period of time (if any) that the contingent deferred sales charge is in effect will be computed from the time of your initial purchase of Class D Shares. In addition, shares of the investment portfolio to be acquired must be registered for sale in your state of residence. Investors should obtain, read and retain the Prospectus for the investment portfolio which they desire to exchange into before submitting an exchange order.

     You may exchange shares by writing the Transfer Agent as indicated below under Redemption by Mail, or by calling the Transfer Agent or your authorized broker/dealer or financial institution or servicing agent, unless you have elected not to authorize telephone exchanges in your Account Application (in which case you may subsequently authorize such telephone exchanges by completing a Telephone Exchange Authorization Form and submitting it to the Transfer Agent in advance of the first such exchange). Shares held in certificated form may not be exchanged by telephone. The Transfer Agent's number for exchanges is (800) 572-7797.

     Procedures applicable to redemption of the Fund's shares are also applicable to exchanging shares, except that, with respect to an exchange transaction between accounts registered in identical names, no signature guarantee is required unless the amount being exchanged exceeds $25,000. The Company reserves the right to limit the number of times shares may be exchanged between Funds, or to reject in whole or in part any exchange request into a fund when management believes that such action would be in the best interest of the Fund's other shareholders, such as when management believes that such action would be appropriate to protect such fund against disruptions in portfolio management resulting from frequent transactions by those seeking to time market fluctuations. Any such rejection will be made by management on a prospective basis only, upon notice to the shareholder given not later than 10 days following such shareholder's most recent exchange. The Company reserves the right to modify or discontinue exchange privileges at any time. Under SEC rules, 60 days prior notice of any amendments or termination of exchange privileges will be given to shareholders, except under certain extraordinary circumstances. A capital gain or loss for tax purposes may be realized upon an exchange, depending upon the cost or other basis of shares redeemed.

     Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you decline such privileges. These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. If the Transfer Agent does not follow such procedures, the Company and the Transfer Agent may be liable for any losses attributable to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                              REDEMPTION OF SHARES

     Shares may be redeemed at their next determined net asset value after receipt of a request in proper form by the Transfer Agent directly or through any authorized broker/dealer or financial institution.

     Except for any contingent deferred sales charge which may be applicable upon redemption of Class D Shares, as described under "Purchase of Shares," the Company does not charge for redemption transactions. However, a broker/dealer or financial institution that is involved in a redemption transaction may charge separate account, service or transaction fees. On a day the Fund is open for business, redemption orders received by an authorized broker/dealer or financial institution before the close of the Exchange received by the Transfer Agent before the close of business on the same day will be executed at the net asset value per share determined at the close of the Exchange on that day. Redemption orders received by authorized broker/dealers or financial institutions after the close of the Exchange, or not received by the Transfer Agent prior to the close of business, will be executed at the net asset value determined at the close of the Exchange on the next business day.

     Redemption proceeds, net of any contingent deferred sales charge applicable with respect to Class D Shares, ordinarily will be remitted within seven days after the order is received in proper form, except proceeds may be remitted over a longer period to the extent permitted by the SEC under extraordinary circumstances. If an expedited redemption is requested, redemption proceeds will be distributed only if the check used for investment is deemed to be cleared for payment by your bank, currently considered by the Company to be a period of 15 days after investment. The proceeds, of course, may be more or less than cost. Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions.

REDEMPTION BY MAIL

     1. Write a letter of instruction. Indicate the dollar amount of or number of shares to be redeemed. Refer to your Fund account number and provide either a social security or a tax identification number (as applicable).

     2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

     3. If shares to be redeemed have a value of $5,000 or more, or redemption proceeds are to be paid to someone other than you at your address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

     4. If shares to be redeemed are held in certificated form, enclose the certificates with the letter. Do not sign the certificates and for protection use registered mail.

     5. Mail the letter to the Transfer Agent at the mailing address set forth under "Purchase of Shares."

     Unless other instructions are given in proper form, a check for the proceeds of redemption, net of any contingent deferred sales charge applicable with respect to Class D Shares, will be sent to your address of record.

SYSTEMATIC WITHDRAWAL PLAN

     The Company's Systematic Withdrawal Plan provides a way for you to have shares redeemed from your account and the proceeds, net of any contingent deferred sales charge applicable with respect to Class D Shares, distributed to you on a monthly basis. You may elect to participate in this plan if you have a shareholder account valued at $10,000 or more as of the date of the election to participate, and are not also a participant in the Company's Systematic Purchase Plan at any time while participating in this plan. To participate in the plan you must specify an amount ($100 or more) to be distributed by check to your address of record or deposited in a designated bank account. The Transfer Agent redeems sufficient shares and mails or deposits the proceeds of the redemption, net of any contingent deferred sales charge applicable with respect to Class D Shares, as instructed on or about the fifth business day prior to the end of each month. There are no additional fees charged for participating in this plan.

     You may change the withdrawal amount, suspend withdrawals or terminate the election at any time by providing written notice to the Transfer Agent at least five business days prior to a scheduled transaction. An election will be terminated automatically if your account balance is insufficient to make a scheduled withdrawal or if your account is closed.

EXPEDITED REDEMPTIONS

     If shares are not held in certificated form, you may request an expedited redemption of shares by letter or telephone (unless you have elected not to authorize telephone redemptions on the Account Application or other form that is on file with the Transfer Agent) on any day the Fund is open for business. See "Exchange Privileges" for additional information regarding telephone redemption privileges.

     You may request expedited redemption by telephone by calling the Transfer Agent at (800) 572-7797.

     You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Purchase of Shares -- Initial Purchases of Fund Shares by Wire."

     Upon request, proceeds of expedited redemptions of $5,000 or more, net of any contingent deferred sales charge applicable with respect to Class D Shares, will be wired or credited to the bank indicated in your Account Application or wired to an authorized broker/dealer or financial institution designated in your Account Application. The Company reserves the right to impose charges for wiring redemption proceeds. When proceeds of an expedited redemption are to be paid to someone other than yourself, to an address other than that of record, or to a bank, broker/dealer or other financial institution that has not been predesignated, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption. If an expedited redemption request is received by the Transfer Agent by the close of business on any day the Fund is open for business, the redemption proceeds will be transmitted to your bank or predesignated broker/dealer or financial institu-tion on the next business day (assuming the investment check has cleared as described above), absent extraordinary circumstances. A check for proceeds of less than $5,000 will be mailed to your address of record, except that, in the case of investments in the Company that have been effected through broker/dealers, banks and other institutions that have entered into special arrangements with the Company, the full amount of the redemption proceeds may be transmitted by wire or credited to a designated account.

REDEMPTIONS THROUGH AUTHORIZED BROKER/DEALERS AND FINANCIAL INSTITUTIONS

     Redemption requests placed through authorized broker/dealers and financial institutions by the close of the Exchange on any day the Fund's shares are offered for sale will be effective on the same day the request is placed if received by the Transfer Agent before the close of business. Redemption requests that are received after the close of business generally will be effective on the next day that shares are offered. The broker/dealer or financial institution is responsible for the prompt transmission of redemption requests to the Transfer Agent. Unless you have made other arrangements, and have informed the Transfer Agent of such arrangements, proceeds of redemptions made through authorized broker/dealers and financial institutions will be credited to your account with such broker/dealer or institution. You may request a check from the broker/dealer or financial institution or may elect to retain the redemption proceeds in your account. The broker/dealer or financial institution may benefit from the use of the redemption proceeds prior to the clearance of a check issued to you for such proceeds or prior to disbursement or reinvestment of such proceeds on your behalf.

                            ------------------------

     The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal and state income tax purposes.

     Due to the high cost of maintaining small accounts, the Company reserves the right to redeem accounts that fall below $1,000. Prior to such a redemption, you will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

                               DISTRIBUTION PLANS

     The Company's Board of Directors has adopted a Plan on behalf of each class of shares of the Fund. Under the Plans and pursuant to the Distribution Agreement, the Fund may pay the distributor a monthly fee at an annual rate of up to 0.25% of the average daily net assets of the Class A Shares of the Fund and a monthly fee at an annual rate of up to 0.75% of the average daily net assets of the Class D Shares of the Fund as compensation for distribution-related services. The actual fee payable to the distributor shall, within such limits, be determined from time to time by mutual agreement between the Company and the distributor. Under the Plans, the distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Class A Shares and Class D Shares attributable to them. The distributor may retain any portion of the total distribution fee payable under the Plans to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses. The Fund may participate in joint distribution activities with any other portfolio of the Company, in which event expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another portfolio. Generally, the expenses attributable to joint distribution activities will be allocated among the Fund and any other portfolio of the Company in proportion to their relative net asset sizes, although the Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

                                 SERVICING PLAN

     The Company's Board of Directors has adopted a servicing plan ("Servicing Plan") on behalf of the Class D Shares of the Fund. Pursuant to the Servicing Plan the Fund may enter into servicing agreements with one or more servicing agents who agree to provide administrative support services to their customers who are the record or beneficial owners of Class D Shares. Such servicing agents will be compensated at an annual rate of up to 0.25% of the average daily net asset value of the Class D Shares held of record or beneficially by such customers.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to declare as a dividend substantially all of its net investment income quarterly to all shareholders of record at 4:00 p.m. (New York time) on the day of declaration. Net capital gains of the Fund, if any, will be distributed annually (or more frequently to the extent permitted to avoid imposition of the 4.00% excise tax described in the SAI).

     Dividends and/or capital gain distributions paid by the Fund will be invested in additional shares of the same class of the Fund at net asset value (without any sales load) and credited to your account on the reinvestment date or, at your election, paid by check. Dividend checks and Statements of Account will be mailed within approximately three business days after the payment date. In addition, you may elect to reinvest Fund dividends and/or capital gain distributions in shares of another fund in the Overland Express Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement.

     The Fund's net investment income available for distribution to the holders of Class D Shares will be reduced by the amount of shareholder servicing fees payable to shareholder servicing agents under the Servicing Plan and by the incremental distribution fees payable under the Distribution Plan. There may be certain other differences in fees (e.g. transfer agent fees) between Class A Shares and Class D Shares that would affect their relative dividends.

                                     TAXES

     By complying with applicable provisions of the Code, the Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to their shareholders. Dividends from the investment income (which includes net short-term capital gains, if any) declared and paid by the Fund will be taxable as ordinary income to the Fund's shareholders. Whether you take dividend payments in cash or have them automatically reinvested in additional shares, they will be taxable. Generally, dividends are taxable to shareholders at the time they are paid. However, dividends declared payable in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that such dividends are actually paid no later than January 31 of the following year. You may be eligible to defer the taxation of dividend and capital gain distributions on shares of the Fund which are held under a qualified tax-sheltered retirement plan. The Fund intends to pay out all its net investment income and net realized capital gains (if any) for each year. Corporate shareholders may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the Fund to the extent such Fund's income is derived from certain dividends received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which a dividend-received deduction is based for at least 46 days.

     The Fund will inform you of the amount and nature of such dividends and capital gains distributions. You should keep all statements you receive to assist in your personal record keeping. The Company is required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of the Fund if a correct Taxpayer Identification Number, certified when required, is not on file with the Company or the Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your Account Application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% backup withholding for previous underreporting to the IRS.

     Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Taxes - Foreign Shareholders" in the SAI.

     Further federal tax considerations are discussed in the SAI. You should consult your individual tax advisor with respect to your particular tax situation as well as the state and local tax status of investments in shares of the Fund.

              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Wells Fargo Bank has been retained to act as the Fund's transfer and dividend disbursing agent. Its principal place of business is 420 Montgomery Street, San Francisco, California 94163 and its transfer and dividend disbursing agency activities are managed at 525 Market Street, San Francisco, California 94105. Wells Fargo Institutional Trust Company, N.A. ("WFITC") serves as the Fund's custodian. WFITC, located at 45 Fremont Street, San Francisco, California 94105, is a special purpose trust company that is owned 99.9% by WFNIA and 0.1% by Wells Fargo & Company.

                         ORGANIZATION AND CAPITAL STOCK

     The Company, an open-end investment company, was incorporated in Maryland on April 27, 1987. The authorized capital stock of the Company consists of 20,000,000,000 shares having a par value of $.001 per share. The Company currently offers twelve series of shares, each representing an interest in one of the funds in the Overland Express Family of Funds -- the Asset Allocation Fund, the California Tax-Free Bond Fund, the California Tax-Free Money Market Fund, the Money Market Fund, the Municipal Income Fund, the Overland Sweep Fund, the Short-Term Government-Corporate Income Fund, the Short-Term Municipal Income Fund, the Strategic Growth Fund, the U.S. Government Income Fund, the U.S. Treasury Money Market Fund and the Variable-Rate Government Fund. The Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. The Company may dispense with the annual meeting of shareholders in any fiscal year in which it is not required by the 1940 Act to elect Directors; however, shareholders are entitled to call a meeting of shareholders for purposes of voting on removal of a Director or Directors. A more detailed statement of the voting rights of shareholders is contained in the SAI. All shares of the Company, when issued, will be fully paid and nonassessable.

                   OVERLAND EXPRESS FUNDS, INC.                                     ASSET ALLOCATION FUND
 C/O OVERLAND EXPRESS SHAREHOLDER SERVICES, WELLS FARGO BANK, N.A                    ACCOUNT APPLICATION
      POST OFFICE BOX 63084, SAN FRANCISCO, CALIFORNIA 94163                             PAGE 1 OF 5
                 FOR PERSONAL SERVICE PLEASE CALL
           YOUR INVESTMENT SPECIALIST OR 1-800-572-7797
------------------------------------------------------------------------------------------------------------------------------------
 1. ACCOUNT REGISTRATION  / / NEW ACCOUNT / / ADDITIONAL INVESTMENT OR CHANGE TO ACCOUNT #
------------------------------------------------------------------------------------------------------------------------------------

 / / INDIVIDUAL         1.    Individual                                                                     -       -
     USE LINE 1                                     ---------------------------------             ----------- ------- ------------
                                                    First Name   Initial   Last Name                      Soc. Security No.


 / / JOINT OWNERS       2.    Joint Owner                                                         (Only one Soc. Security No. is
     USE LINES 1 & 2                                ---------------------------------              required for Joint Owners)
                                                    First Name   Initial   Last Name

                              Joint Tenancy with right of survivorship is presumed unless Tenancy in Common is indicated:
                              / / Tenants in Common

 / / TRANSFER TO        3.    Uniform
     MINORS                   Transfer              ------------------------------------------------------------------------------
     USE LINE 3               to Minors                      Custodian's Name (only one)             Minor's State of Residence
                                                                                                             -       -
                                                    -----------------------------------------     ----------- ------- ------------
                                                               Minor's Name (only one)                Minor's Soc. Security No.
 / / TRUST*             4.    Trust Name
                                                    ------------------------------------------------------------------------------
     USE LINE 4               Trustee(s)
                                                    ------------------------------------------------------------------------------
                                                           (If you would like Trustee's name included in registration.)

                              Trust ID Number
                                              ------------------------------------------------------------------------------------
                                              Please attach title page, the page(s) allowing investment in a mutual fund ("powers page") and signature page, and complete Section 7, "Authorization for Trusts and
                                              Organizations."
 / / ORGANIZATION*      5.   Organization Name                                                                 -
     USE LINE 5                                ----------------------------------------  ---------------------   -----------------
                                               *Complete "Authorization for Trusts and                    Tax I.D. No.
                                               Organizations" (Section 7).

------------------------------------------------------------------------------------------------------------------------------------
 ADDRESS:

 Number and Street                                                                                Apartment No.
                   ------------------------------------------------------------------------------               ------------------
 City                                                                     State               Zip Code
      -------------------------------------------------------------------       ------------           ---------------------------
 Telephone Numbers:  (DAY)            -           -                           (EVENING)            -           -
                           ----------- ----------- ------------------                   ----------- ----------- ------------------
                           (Area Code)                                                  (Area Code)
------------------------------------------------------------------------------------------------------------------------------------
                                                            (CONTINUED)

                                                               ASSET ALLOCATION FUND
                         LOGO                                   ACCOUNT APPLICATION
                                                                    PAGE 2 OF 5
------------------------------------------------------------------------------------------------------------------------------------
 2.  INVESTMENT INSTRUCTIONS    (Minimum initial investment: $1,000.)
------------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT AMOUNT:              $
                                  ------------------------------------
 TYPE OF ACCOUNT (CHOOSE ONE ONLY):

                                / /  Class A Shares, or

                                / /  Class D Shares (not available for purchases of $9,000,000 or more)

 Note: If no choice is indicated, Class A Shares will be selected.

 METHOD OF PAYMENT:             / /  Debit bank account designated in Section 3.

                                / /  Check attached (payable to Overland Express Asset Allocation Fund (designate Class A or D))

 / /  Funds have been wired to my Overland Express Account #
------------------------------------------------------------------------------------------------------------------------------------
 SETTLEMENT ARRANGEMENTS: (Check only one if applicable)

 / /  Automatic debit/credit of an account with a bank that has been authorized by the Transfer Agent. (If you check this box, your initial and/or subsequent purchases and redemptions can be settled through the bank account you designate in Section 3.)
      Please attach a voided check or deposit slip and fill in bank account information in Section 3.

 / /  Bank wire instructions. (If you check this box, redemptions can be settled by wire through the bank account you designate below. Some banks impose fees for wires; check with your bank to determine policy. The Company reserves the right to impose a charge for wiring redemption proceeds.) Please attach a voided check or deposit slip and fill in bank account information in Section 3.
------------------------------------------------------------------------------------------------------------------------------------
 SYSTEMATIC PURCHASE PLAN:

 / /  I hereby authorize you to systematically withdraw from the bank account designated in Section 3 the following amount to purchase shares of the Fund. I understand and agree that the designated account will be debited on or about the fifth business day of each month to effect the Fund purchase and that such monthly investments shall continue until my written notice to cancel has been received by you at least five (5) business days prior to the next scheduled Fund purchase.
      Monthly Investment Amount:       $                   (minimum $100)
                                        ------------------
------------------------------------------------------------------------------------------------------------------------------------
 SYSTEMATIC WITHDRAWAL PLAN:

 / /  I hereby authorize you to systematically redeem a sufficient number of shares from my Overland Express account and to distribute the amount specified below by check to the registration address set forth in Section 1 or the bank account designated in Section 3. I understand and agree that the redemption of shares and mailing or depositing of proceeds will occur on or about the fifth business day prior to the end of each month and that such monthly payments shall continue until my written notice to cancel has been received by you at least five (5) business days prior to the next scheduled withdrawal.
      Monthly Withdrawal Amount:       $                   (minimum $100)
                                        ------------------

      / /  Mail check to registration set forth in Section 1.

      / /  Distribute funds to bank account designated in Section 3.
------------------------------------------------------------------------------------------------------------------------------------
 3. BANK ACCOUNT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------------------
 Bank Name

 ---------------------------------------------------------------------------------------------------------------------------------
 Address                                                                 City                      State               Zip

 ---------------------------------------------------------------------------------------------------------------------------------
 Bank Account Number                                                     Bank Routing Number

------------------------------------------------------------------------------------------------------------------------------------
                                                            (CONTINUED)

                                                               ASSET ALLOCATION FUND
                         LOGO                                   ACCOUNT APPLICATION
                                                                    PAGE 3 OF 5
------------------------------------------------------------------------------------------------------------------------------------
 4. REDUCED SALES CHARGES   (If Applicable.)
------------------------------------------------------------------------------------------------------------------------------------

 LETTER OF INTENT -- CLASS A SHARES

 I may qualify for a reduced sales charge based on the total amount I intend to invest over a 13-month period (the "Period"), plus the value of any shares I already own, by agreeing to this Letter of Intent (the "Letter"). Stephens Inc. will hold in escrow shares registered in my name equal to 5% of the amount invested. Dividends and distributions on the escrowed shares will be paid to me or credited to my Account. Upon completion of the specified minimum purchase within the Period, all shares held in escrow will be deposited in my Account or delivered to me. I may include the combined asset value of shares of any of the portfolios of the
 Overland Express Funds which assess a sales charge ("Load Funds"), owned as of the date of the Letter toward the completion of the total purchase. If the total amount invested within the Period does not equal or exceed the specified minimum purchase, I will be requested to pay the difference between the amount of the sales charge paid and the amount of the sales charge applicable to the total purchases made. If, within 20 days following the mailing of a written request, I have not paid this additional sales charge to Stephens Inc., sufficient escrowed shares will be redeemed for payment of the additional sales charge. Shares remaining in escrow after this payment will be deposited in my Account. The intended purchase amount may be increased at any time during the
 Period by filing a revised Letter for the Period.

 / /  I agree to the Letter of Intent set forth above. It is my intention to invest over a 13-month period in the Load Funds an aggregate amount equal to at least:

                                / /  $100,000     / /  $200,000     / /  $400,000     / /  $600,000

                     / /  $800,000    / /  $1,000,000    / /  $2,500,000    / /  $5,000,000   /  /  $9,000,000

 Existing accounts must be identified in advance. If the value of currently owned shares is to be applied towards completion of this Letter of Intent,  please list accounts below.

        Account #                          Account  #
                  ------------------------             ------------------------
 RIGHT OF ACCUMULATION -- CLASS A SHARES

 / /  I qualify for reduced sales charges under the Right of Accumulation. The value of shares presently held in the Overland
      Express accounts listed below, combined with this investment, totals $100,000 or more.

        Account #                          Account  #
                  ------------------------             ------------------------
------------------------------------------------------------------------------------------------------------------------------------
 5. TELEPHONE INSTRUCTIONS (Do NOT check this box if you wish to authorize telephone instructions.)
------------------------------------------------------------------------------------------------------------------------------------
 / /  If this box is checked, you are NOT authorized to honor my telephone instructions for purchase of additional Fund shares, redemptions of Fund shares and exchanges of shares between Overland Express Funds. If this box is not checked, I understand that telephone instructions will be effected by debiting/crediting the account designated in Section 3 (if approved) and that if a designated account has not been authorized and approved, a check or wire transfer will be required for a purchase and a check will be sent for a redemption.
------------------------------------------------------------------------------------------------------------------------------------
 6. DISTRIBUTIONS    (Do NOT check boxes if you want reinvestment.)
------------------------------------------------------------------------------------------------------------------------------------
 All dividends and capital distributions will be automatically reinvested in shares of the same class of the Fund unless otherwise indicated:

 / / Invest dividends in Account #                of                 Fund
                                   --------------    ---------------
     of the Overland Express Family of Funds.

 / / Invest capital gain distributions in Account #                         of        Fund
                                                    --------------    ---------------
    of the Overland Express Family of Funds.

 / / Pay dividends by check and/or / / pay capital gains distributions by check

                                                        AND MAIL CHECKS TO:

                                       / / The registration address set forth in Section 1.
                                           / / The bank account designated in Section 3.
------------------------------------------------------------------------------------------------------------------------------------
                                                            (CONTINUED)

                                                               ASSET ALLOCATION FUND
                         LOGO                                   ACCOUNT APPLICATION
                                                                    PAGE 4 OF 5
------------------------------------------------------------------------------------------------------------------------------------
 7. AUTHORIZATION FOR TRUSTS AND ORGANIZATIONS  (If Applicable.)
------------------------------------------------------------------------------------------------------------------------------------
   CORPORATIONS, TRUSTS, PARTNERSHIPS OR OTHER ORGANIZATIONS MUST COMPLETE THIS SECTION.

   Registered Owner is a:      / /   Trust          / /   Corporation, Incorporated Association
                               / /   Partnership    / /   Other:
                                                                 -----------------------------------------------------------------
                                                                   (such as Non-Profit Organization, Religious Organization, Sole
                                                                Proprietorship, Investment Club, Non-incorporated Association, etc.)

   The following named persons are currently officers/trustees/general partners/other authorized signatories of the Registered
   Owner; this(these) Authorized Person(s) is(are) currently authorized under the applicable governing document to act with full power to sell, assign or transfer securities of Overland Express Funds, Inc. for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

        Name                                    Title                                   Specimen Signature
        ----------------------------------      ----------------------------------      ----------------------------------
        ----------------------------------      ----------------------------------      ----------------------------------
        ----------------------------------      ----------------------------------      ----------------------------------

   Overland Express Funds, Inc., Stephens Inc. and Wells Fargo Bank, N.A. may, without inquiry, act upon the instruction of ANY
   PERSON(S) purporting to be (an) Authorized Person(s) as named in the Authorization Form last received by you, and shall not be liable for any claims, expenses (including legal fees) or losses resulting from acting upon any instructions reasonably believed to be genuine.

   FOR CORPORATIONS AND INCORPORATED ASSOCIATIONS:
   I,_________________________, Secretary of the above-named Registered Owner, do hereby certify that at a meeting on ____________
   at which a quorum was present throughout,  the Board of Directors of the corporation/the officers of the association duly adopted a resolution, which is in full force and effect and in accordance with the Registered Owner's charter and by-laws, which resolution: (1) empowered the above-named Authorized Person(s) to effect securities transactions for the Registered Owner on the terms described above; (2) authorized the Secretary to certify, from time to time, the names and titles of the officers of the
   Registered Owner and to notify you when changes in the office occur; and (3) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until you receive a duly executed amendment to the
   Authorization Form.

       Witness my hand on behalf of the corporation/association on this     day of                      ,19
                                                                        ---        --------------------     --

                                                                          ------------------------------------------------
                                                                                  Secretary (Signature Guarantee or
                                                                                    Corporate Seal is Required)

   FOR ALL OTHER ORGANIZATIONS:                                           ------------------------------------------------
                                                                           Certifying Trustee, General Partner, or Other
------------------------------------------------------------------------------------------------------------------------------------
                                                            (CONTINUED)

                                                               ASSET ALLOCATION FUND
                         LOGO                                   ACCOUNT APPLICATION
                                                                    PAGE 5 OF 5
------------------------------------------------------------------------------------------------------------------------------------
     8. SIGNATURE, TAX INFORMATION & CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
      / /   U.S. CITIZEN OR RESIDENT
            I understand that the Federal Government requires Overland Express Funds, Inc. to withhold and pay to the Internal Revenue Service 31% from all interest, dividends, capital gains distributions and proceeds from redemptions UNLESS I have provided a certified taxpayer identification (Social Security or Employer Identification) number and certify in the Withholding Status below that I am NOT subject to backup withholding. The taxpayer identification number I provided in Section 1 will be the number under which any taxable earnings will be reported to the IRS.

            WITHHOLDING STATUS: Unless I indicate that I am subject to backup withholding by checking the box below, I certify that 1) I have NOT been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, OR 2) I have been notified by the IRS that I am no longer subject to backup withholding: / / I am currently subject to backup withholding.

      / /   NON-RESIDENT ALIEN (In order to claim this exemption, ALL owners on the account must be non-resident aliens and sign below.)

            I am not a U.S. citizen or resident (nor is this account held by a foreign corporation, partnership, estate or trust) and my permanent address is:
                                                                            Country:
            ---------------------------------------------------------------          ---------------------------

     By signing below, I (we) certify, under penalties of perjury, that I (we) have full authority and legal capacity to purchase shares of the Fund and affirm that I (we) have received a current prospectus and agree to be bound by its terms and further certify that 1) the correct taxpayer identification number has been provided in Section 1 of this Application and that the Withholding Status information, above, is correct OR
     2) all owners are entitled to claim non-resident alien status. Investors should be aware that the failure to check the box under "Telephone Instructions" above means that the telephone exchange and redemption privileges will be provided. A shareholder would bear the risk of loss in the event of the fraudulent use of the pre-authorized redemption or exchange privileges. Please see "Exchange Privileges" and "Redemption of
     Shares" in the Prospectus for more information on these privileges.

     X                                                             SIGNATURE GUARANTEE: NOT REQUIRED WHEN
       -------------------------------------------------------     ESTABLISHING NEW ACCOUNTS. Required only if
       Individual (or Custodian)                      date         establishing privileges in Block 2 on an
                                                                   existing account. Signature Guarantee may be
     X
       -------------------------------------------------------     provided by an "eligible guarantor
       Joint Owner (if any)                           date         institution," which includes a commercial bank
                                                                   trust company, member firm of a domestic stock,
     X
       -------------------------------------------------------     exchange, savings association, or credit union
       Corporate Officer or Trustee                   date         that is authorized by its charter to provide a
                                                                   signature guarantee.


                                                                                   AFFIX SIGNATURE GUARANTEE STAMP

       -------------------------------------------------------     ----------------------------------------------
       Title of Corporate Officer or Trustee                       Signature Guaranteed By
------------------------------------------------------------------------------------------------------------------------------------
    DEALER INFORMATION

------------------------------------------             -------------------------
Dealer Name                                            Branch ID #

 -----------------------------------------             -------------------------    --------------------------
Representative's Last Name                             Rep ID #                     Rep Phone #

X
 -------------------------------------------------------------------------------------------------------------
 Authorized signature of Broker/Dealer                Title                        date

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR
  Stephens Inc.
  111 Center Street
  Little Rock, Arkansas 72201

INVESTMENT ADVISER, TRANSFER AND
DIVIDEND DISBURSING AGENT
  Wells Fargo Bank, N.A.
  P.O. Box 63084
  San Francisco, California 94163

SUB-INVESTMENT ADVISER
 Wells Fargo Nikko Investment Advisors
  45 Fremont Street
  San Francisco, California 94105

CUSTODIAN
 Wells Fargo Institutional
    Trust Company, N.A.
  45 Fremont Street
  San Francisco, California 94105

LEGAL COUNSEL
  Morrison & Foerster
  2000 Pennsylvania Avenue, N.W.
  Washington, D.C. 20006

INDEPENDENT AUDITOR
  KPMG Peat Marwick LLP
  Three Embarcadero Center
  San Francisco, California 94111
NOT FDIC INSURED

FOR MORE INFORMATION ABOUT THE FUND,
SIMPLY CALL (800) 552-9612,
OR WRITE:

OVERLAND EXPRESS FUNDS, INC.
C/O OVERLAND EXPRESS SHAREHOLDER
     SERVICES
WELLS FARGO BANK, N.A.
P.O. BOX 63084
SAN FRANCISCO, CALIFORNIA 94163

                                      LOGO

                            ------------------------

                                   PROSPECTUS
                            ------------------------

                             Asset Allocation Fund
                            ------------------------
                                  May 1, 1995
                            ------------------------
                                NOT FDIC INSURED

77P  5/95